UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 8, 2010
Date of Report (Date of earliest event reported)

ELECTRONIC CONTROL SECURITY INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-30810	22-2138196
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

790 Bloomfield Avenue, Building C, Suite 1
Clifton, New Jersey 07012

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (973) 574-8555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 8, 2010, Electronic Control Security Inc. (the “Company”) hosted an investor conference call to discuss the Company’s current sales, marketing and financial position and future growth opportunities. The conference call was pre-announced and was available to the public through live teleconference.   At the conference call the Company’s President and Chief Executive Officer provided certain information, the contents of which are contained in the Press Release released on April 9, 2010 and which is attached hereto as Exhibit 99.1 and is incorporated by reference herein..

The information in Item 7.01 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release released on April 9, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

ELECTRONIC CONTROL SECURITY INC.

Date: April 9, 2010	By:	/s/ Arthur Barchenko
Arthur Barchenko, Chief Executive Officer